EXHIBIT 32
CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report on Form 10-Q of USEC Inc. for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. § 1350, John K. Welch, President and Chief Executive Officer, and John C. Barpoulis, Vice President, Treasurer and Chief Financial Officer, each hereby certifies, that, to his knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USEC Inc.

May 4, 2006	/s/ John K. Welch

John K. Welch
President and Chief Executive Officer

May 4, 2006	/s/ John C. Barpoulis

John C. Barpoulis
Vice President, Treasurer and Chief Financial Officer